SSgA FUNDS

                          SUPPLEMENT DATED MAY 19, 1997

                      TO PROSPECTUS DATED DECEMBER 27, 1996

                       SSgA US TREASURY MONEY MARKET FUND

Effective immediately, the portfolio manager for the US Treasury Money Market Fund is Ms. Susan E. Chaisson. Ms. Chaisson is an Investment Officer who joined State Street Global Advisors ("SSGA") in July 1992. She began her career at SSGA as a portfolio administrator in the Mutual Funds Department, progressing to the operations support staff in the domestic fixed income department prior to becoming a money market trader. She has been trading for the money market portfolios as well as providing backup for the portfolio managers since February 1996. Ms. Chaisson received her BS degree in Accounting from the University of Massachusetts and is currently pursuing a Masters in Finance from Suffolk University.